                                                                    EXHIBIT 10.1

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,THE MICHIGAN UNIFORM SECURITIES ACT, OR ANY OTHER
STATE SECURITIES LAW, AND NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER
  THE SECURITIES ACT OF 1933,THE MICHIGAN UNIFORM SECURITIES ACT, AND ANY OTHER
   STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE
                 COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. CAW-1                                                          April 9, 2007

                    WARRANT TO PURCHASE CLASS A COMMON STOCK
                                       OF
                           TECUMSEH PRODUCTS COMPANY,
                             A MICHIGAN CORPORATION

                            VOID AFTER APRIL 9, 2012

     This certifies that for value received TRICAP PARTNERS II L.P., a Delaware limited liability company, or its permitted registered assigns ("Holder"), is entitled, subject to the terms set forth below, at any time before 5:00 p.m., Detroit, Michigan time, on April 9, 2012, to purchase from TECUMSEH PRODUCTS COMPANY, a Michigan corporation (the "Company"), up to 1,390,944 shares of the Class A common stock of the Company ("Common Stock") at a price per share equal to the applicable Purchase Price (as defined below), upon surrender of this Warrant at the principal office of the Company referred to below, with the attached subscription form (the "Subscription Form") duly executed, and simultaneous payment therefor in the manner specified in Section 1. The Purchase Price and the number of shares of Common Stock purchasable hereunder (the "Warrant Shares") are subject to adjustment as provided in Section 3.

     As used in this Warrant:

          "Business Day" means any day other than Saturday, Sunday or any other day which is a legal holiday under the laws of the state of New York or any day on which commercial banks are not authorized or required by law to close in the City of New York, New York.

          "Closing Price" means, for a Trading Day, the price at which the Common Stock last traded on that day, as reported by the Trading Market.

          "Exercise Date" means the particular date (or dates) on which this Warrant is exercised.

          "Issue Date" means April 9, 2007.

          "Purchase Price" means:

               (a) with respect to any Exercise Date on or before the first anniversary of the Issue Date, 65% of the lowest Closing Price of the Common Stock during the period beginning on March 27, 2007 and ending on the day before the Exercise Date; and

               (b) with respect to any Exercise Date after the first anniversary of the Issue Date, 65% of the lowest Closing Price of the Common Stock during the period beginning on March 27, 2007 and ending on the first anniversary of the Issue Date.

          "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

          "Trading Market" means the markets or exchanges on which the Common Stock is or may become listed or quoted for trading on the date in question, including the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Capital Market, OTC Bulletin Board, or the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

          "Warrant" means this Warrant and any warrant delivered in substitution or exchange for this Warrant as provided herein.

          "Warrant Shares" means any shares of Common Stock acquired by Holder upon exercise of this Warrant.

     1. Exercise.

          (a) This Warrant may be exercised, in whole or in part, at any time or from time to time, on any Business Day, for all or any part of the number of shares of Common Stock called for hereby, by surrendering it at the principal office of the Company, 100 East Patterson Street, Tecumseh, Michigan 49286, together with: (A) a completed and executed Subscription Form; and (B) a certified or cashier's check in an amount equal to the number of shares of Common Stock being purchased multiplied by the applicable Purchase Price unless such exercise is by means of a cashless exercise pursuant to Section 5.

          (b) This Warrant may be exercised for less than the full number of shares as of the Exercise Date. Upon such partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the Warrant Shares not purchased upon such exercise shall be issued to Holder by the Company.

          (c) A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, and in any event within five Business Days thereafter, the Company shall provide its transfer agent with instructions to issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current fair market value of one full share as reasonably determined in good faith by the Company's Board of Directors.

     2. Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid, and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof, other than any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

     3. Certain Adjustments.

          (a) Adjustment for Dividends in Securities or Property; Reclassifications. In case at any time or from time to time after the Issue Date the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders (a "Record Date"), shall have become entitled to receive, without payment therefor,

               (1) other or additional stock or other securities or property (including cash) by way of dividend,

               (2) other or additional stock or other securities or property by way of stock-split, spin-off, reclassification, combination of shares, or similar corporate rearrangement,

(other than additional shares of Common Stock of the Company issued as a stock dividend or stock-split, which events shall be covered by the terms of Section 3(b) or 3(c)), then and in each such case Holder, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would have received if, upon the Record Date such Holder had been the holder of the number of shares of Common Stock called for on the face hereof and had thereafter, during the period from the Issue Date through the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 3(a) and 3(b).

          (b) Adjustment for Reclassification, Merger, or Share Exchange. In case of any reclassification, merger, share exchange, or other similar corporate reorganization on or after the Issue Date in which holders of outstanding Common Stock receive stock or other securities or property in exchange for their Common Stock, then and in each such case Holder, upon the exercise hereof at any time after the consummation of such reclassification, merger, share exchange, or other reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (a), and in each such case, the terms of this Section 3 shall be applicable to the Company securities properly receivable upon the exercise of this Warrant after such consummation.

          (c) Adjustments for Dividends in Common Stock. In case at any time after the Issue Date the Company shall declare any dividend on the Common Stock which is payable in Common Stock, the number of Warrant Shares evidenced hereby shall be proportionately increased and the Purchase Price shall be proportionately decreased.

          (d) Stock Split and Reverse Stock Split. If the Company at any time or from time to time after the Issue Date effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased, and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that combination shall be proportionately increased, and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 3(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (e) Accountants' Certificate as to Adjustment. In each case of an adjustment in the shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant at the time outstanding.

          (f) No Dilution or Impairment. Subject to the provisions of Section 7, the Company will not, by amendment of its restated articles of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect Holder's rights under this Warrant against dilution or other impairment. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Purchase Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     4. Notices of Record Date. In case (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or (b) of any Extraordinary Transaction (as defined below) or reorganization, reclassification, consolidation, merger, share exchange, conveyance, voluntary dissolution, liquidation, or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to Holder a notice specifying, as the case may be, (1) the date on which a record is to be taken for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution or right, or
(2) the date on which such Extraordinary Transaction, reorganization, reclassification, consolidation, merger, share exchange, conveyance, dissolution, liquidation, or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, conveyance, dissolution, liquidation, or winding-up. Such notice shall be mailed at least 30 days prior to the date therein specified.

     5. Cashless Exercise. Holder may, at its option, in lieu of paying the Purchase Price upon exercise of this Warrant pursuant to Section 1, elect to instead receive a number of Warrant Shares computed using the following formula:

          X = Y(A-B)/A

          where:

               X = the number of Warrant Shares issuable to Holder upon exercise under this Section 5;

               Y = the number of Warrant Shares issuable to Holder upon exercise under the terms of this Warrant if Holder had elected to exercise otherwise than under this Section 5;

               A = the Closing Price on the Trading Day before the Exercise
                   Date; and

               B = the Purchase Price.

     6. Registration Rights. The Warrant Shares are entitled to the benefits of the Registration Rights Agreement dated as of the Issue Date between the Company and the original Holder.

     7. Reorganization, Merger, Consolidation, or Disposition of Assets. In case the Company shall (i) reorganize its capital, (ii) consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or (iii) sell, transfer or otherwise dispose of all or substantially all its property, assets, or business to another corporation (each of (i) through (iii), an "Extraordinary Transaction") and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at the option of the Holder, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. Notwithstanding anything contained herein to the contrary, in the event of any Extraordinary Transaction, the Company shall provide the Holder with notice of the Extraordinary Transaction in accordance with Section 4, and the Holder must exercise its Warrant at least three calendar days prior to the effective date of the Extraordinary Transaction ("Extraordinary Transaction Election Date") in accordance with the exercise procedures set forth herein in exchange for the consideration set forth in the first sentence of this Section 7, and if Holder does not exercise the Warrant prior to the Extraordinary Transaction Election Date, Holder shall forfeit all of its rights under this Warrant and this Warrant shall terminate as of the Extraordinary Transaction Election Date. For purposes of this Section 7, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 7 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, or disposition of assets.

     8. Transfer, Division, and Combination.

          (a) Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or, subject to Section 8(f), in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          (b) This Warrant may be divided, subject to Section 8(f), or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 8(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          (c) The Company shall prepare, issue, and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 8.

          (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

          (e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the Michigan Uniform Securities Act (the "Michigan Act") if applicable, and any other applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance, and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act, the Michigan Act, and any applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

          (f) No Warrant shall be issued in a denomination of less than 25,000 Warrant Shares. Accordingly, (i) any partial assignment of this Warrant must be in a denomination of at least 25,000 Warrant Shares and the portion retained by the assignor must cover at least 25,000 Warrant Shares, and (ii) this Warrant may not be divided so as to result in the issuance of any new Warrant in a denomination of less than 25,000 Warrant Shares.

     9. No Rights as Shareholder. Prior to the exercise of this Warrant, Holder shall not be entitled to any rights of a shareholder with respect to the Warrant Shares, including without limitation the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights, or be notified of shareholder meetings, and Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 9 shall limit the right of Holder to be provided the notices required under this Warrant.

     10. Compliance with Securities Laws. Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and not with a view towards resale and that it will not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act, the Michigan Uniform Securities Act, or any other applicable state securities act. Upon exercise of this Warrant, Holder hereof shall confirm in writing, in the form of Exhibit A, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act, the Michigan Act if applicable, and any other applicable state securities act) shall be stamped or imprinted with the legend indicated on the first page of this Warrant.

     11. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction, or mutilation of any Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion but shall not include the posting of any bond), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     12. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     13. Notices. All notices and other communications from the Company to Holder shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company by Holder.

     14. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers, or remedies.

     15. Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

     16. Saturdays, Sundays, Holidays, Etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday, or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday, or legal holiday.

     17. Law Governing. This Warrant is delivered in Michigan and shall be construed and enforced in accordance with and governed by the internal laws, and not the law of conflicts, of such State.

     18. Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     20. Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

     21. Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Warrant as of the date set forth above.

                                        TECUMSEH PRODUCT COMPANY


                                        By: /s/ James S. Nicholson
                                            ------------------------------------
                                        Name: James S. Nicholson
                                        Title: Vice President, Treasurer and
                                               Chief Financial Officer

Accepted and agreed to:

(Holder)
TRICAP PARTNERS II L.P.

By: Tricap Partners II GP L.P.,
    its general partner

By: Tricap Partners Ltd., its
    general partner


By: /s/ Gary Franko
    ---------------------------------
Name: Gary Franko
Title: Vice President

                           [Warrant - Signature Page]

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

     The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases ____________ of the number of shares of Class A Common Stock of Tecumseh Products Company, a Michigan corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant. The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                        (Holder)

Dated: _______________, 20___           ----------------------------------------


                                        By:
                                            ------------------------------------
                                        [name]
                                               ---------------------------------
                                        [title]
                                                --------------------------------

                                        ----------------------------------------
                                        [Street address]

                                        ----------------------------------------
                                        [City, state, and ZIP code]

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

     Name of Assignee:
                       ------------------------------------
     Address:
              ---------------------------------------------
     No. of Shares:
                    ---------------------------------------

and does hereby irrevocably constitute and appoint ___________________________ Attorney to make such transfer on the books of Tecumseh Products Company, a Michigan corporation, maintained for the purpose, with full power of substitution in the premises.

                                        (Holder)

Dated: _______________, 20___           ----------------------------------------

Witnessed by:

                                        By:
------------------------------              ------------------------------------
                                        [name]
                                               ---------------------------------
                                        [title]
                                                --------------------------------